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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 2005

                               CALPINE CORPORATION

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State of Other Jurisdiction of Incorporation)

                        Commission file number: 001-12079

                  I.R.S. EMPLOYER IDENTIFICATION NO. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
          (Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 8.01 -- OTHER EVENTS

On June 9, 2005, the Registrant issued the press release attached hereto as
Exhibit 99.1.

ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

                                 NOT APPLICABLE

(b) Pro Forma Financial Information.

                                 NOT APPLICABLE

(c) Exhibits.

99.1. Press release, dated June 9, 2005.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CALPINE CORPORATION


                                      By:  /s/ Charles B. Clark, Jr.
                                           -------------------------------------
                                           Charles B. Clark, Jr.
                                           Senior Vice President, Controller and
                                           Chief Accounting Officer


Date: June 10, 2005